Exhibit 24.2


                           Consent of Arthur Andersen












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                                     ARTHUR
                                    ANDERSEN

                                                     ------------------------
                                                     Arthur Andersen LLP
                                                     ------------------------
                                                     1345 Avenue of the Americas
                                                     New York, NY  10105-0032

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated August 12, 1998 (and to all references to our Firm) included in or made part of this Prospectus which is included in the Application for Conversion on Form 86-AC, the Notice and Application for Conversion for Cohoes Savings Bank, the Registration Statement on Form S-1, and related Prospectus of Cohoes Bancorp, Inc.



New York, New York
September 11, 1998